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                                                                  Exhibit (j)(2)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Other Service Providers" in the Statement of Additional Information of this Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Eaton Vance Variable Trust.




/s/ PricewaterhouseCoopers LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP



Boston, Massachusetts
February 13, 2001